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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                OF BESTWAY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended January 31, 2004 of Bestway, Inc. (the "Issuer").

I, David A. Kraemer, the Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

         (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  March 16, 2004                 By:    /s/ David A. Kraemer
                                         --------------------------------------
                                             Name:  David A. Kraemer

Subscribed and sworn to before me
this 16 day of March, 2004.

/s/ Jeanne A. Andress
--------------------------------------------

Name: Jeanne A. Andress
     ---------------------------------------
Title: Notary Public

My commission expires: 4/13/06